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A leader in solar inverters ABB’s acquisition of Power-One Joe Hogan, CEO Ulrich Spiesshofer, Member of the Executive Committee Zurich, April 22, 2013 April 23, 2013

Safe-harbor statement April 23, 2013 This presentation includes forward-looking information relating to the acquisition of Power-One by ABB. Such forward-looking statements are based on current expectations but are subject to risks and uncertainties, many of which are difficult to predict and are beyond the control of ABB, which could cause actual outcomes and results to differ materially from current expectations. No forward-looking statement can be guaranteed. Among other risks and uncertainties, there can be no guarantee that the acquisition will be completed, or if it is completed, that it will close within the anticipated time frame. Additional risks and uncertainties relating to the acquisition include: required regulatory approvals may not be obtained in a timely manner, if at all; the anticipated benefits of the acquisition, including synergies, may not be realized; and the integration of Power-One operations with those of ABB may be materially delayed or more costly or difficult than expected. Forward-looking statements in this presentation should be evaluated together with the many uncertainties that affect ABB’s business, particularly those identified in the cautionary factors discussion in ABB’s Annual Report on Form 20-F for the year ended Dec. 31, 2012. ABB undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Additional information In connection with the meeting of Power-One stockholders to be held with respect to the proposed merger, Power-One will file a proxy statement with the Securities and Exchange Commission (the “SEC”). INVESTORS AND SECURITYHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED MERGER BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain a free copy of the proxy statement (when available) and other relevant documents filed by Power-One with the SEC from the SEC’s website at http://www.sec.gov and from Power-One by directing a request to Power-One, Inc., 740 Calle Plano, Camarillo, California, 93012, USA.

Creating a global leader in solar inverters A deal fulfilling our strategic goals in renewables April 23, 2013

Power-One and ABB: Creating a global leader in a $10+ billion industry1 April 23, 2013 Solar Photovoltaic (PV), becoming a major force, impacting the global energy mix An industry set for long-term growth primarily led by emerging markets Solar inverters are the attractive and intelligent part of the PV value chain Power-One, No. 2 in solar inverters; comprehensive and competitive portfolio Complements ABB’s growing inverter business and leadership in power electronics Combined with ABB’s sales and service channels, R&D resources and “bankability”, the deal creates a global player in the fastest-growing renewable energy sector Scores on all ABB strategic M&A vectors – products, markets, geography 12017 estimate

Transaction highlights April 23, 2013 Consideration Cash consideration of 6.35 per share 57% premium to 19 April 2013 closing; 50% premium to the 90-day average $1,028 million equity value1, $762 million enterprise value2 Expected financial impact EV/Rev 2012 multiple of 0.7x and EV/EBITDA 2012 multiple of 6.3x EPS accretive in Year 13 Potential synergies Potential synergies through quality product offering and global reach, solutions and service, cost synergies mainly in sourcing and G+A savings Structure Acquisition of 100% of the outstanding shares of Power-One by way of a merger, including approximately $266 million net cash (as of 12/30/2012) Financing Cash funded Deal protection “No shop”, voting agreement from largest shareholder, matching rights break-up fee of $20 million Other terms Friendly transaction recommended by Power-One Board of Directors Subject to customary regulatory approvals Subject to Power-One shareholders approval Timing Closing expected 2H 2013 1Based on a diluted share count of 161.9 million; 2Equity value plus total debt, less cash and equivalents; 3Cash EPS excl. one-time charges and implementation costs

Another key step in executing the Discrete Automation and Motion strategy April 23, 2013 Offering Recent Transactions 2010 - 2013 Products and integrated automation solutions, incl. PLC, robots, drives and motors for discrete automation in industry, and infrastructure Movement and control in industrial applications. Motors, drives and generators for industry, utilities, infrastructure and transport Converters, generators, solutions and application packages for renewable power generation Control of power supply and ensuring power quality for industrial & infrastructure applications (e.g., datacenters) Fast charging of electric vehicles, components and solutions for traction and traction infrastructure Discrete automation Industrial motion Renewables Power control and quality Transport

Solar PV is a long term growth industry Inverters most attractive April 23, 2013

Global electrical capacity mix Solar PV to outgrow total capacity growth by 5x April 23, 2013 Annual added electrical capacity 2010 – 2035, Installations in GW and % of total GW Source: World Energy Outlook 2012, IEA, Nov 2012. X% = share of total global electrical capacity mix 11.7% 7.1% 2.0% 1.6% 2.4% 1.4% 2.4% Coal Oil Nuclear Hydro Wind Solar PV Others Gas -2.3% CAAGR% 10 - 35 CAAGR - Compound annual average growth rate 2010 26% 32% 8% 8% 20% 5,182GW 2015 6,347GW 2020 7,162GW 2025 7,861GW 2030 8,587GW 2035 26% 25% 3% 6% 18% 12% 6% 4% 9,343GW 1%

Grid parity will change the paradigm Strong growth once grid parity reached April 23, 2013 Grid Parity Today Short Term - 2015 Mid-Long Term Source: BNEF 2012 Declining system costs and rising electricity prices lead to grid parity EMEA ASIA AMERICAS

Inverters: most attractive in solar PV value chain Innovation, reliability and service are key April 23, 2013 Source: IMS PV Inverter Report, March 2013 Service opportunity to exceed $1.5 billion in 2017 ABB EMEA Americas APAC CAGR 14%

Inverters: The intelligence in the PV system Innovation opportunities reduce risk of commoditization April 23, 2013 Key functions Converts DC to AC from PV panels Controls the PV system Maximizes energy harvest from panels Manages grid stabilization through monitoring and communication Critical to integration of solar into the grid of the future Unique requirements Technology i.e. power electronics, communication Distinct application needs Country specific grid and safety codes Reliability and service PV Panels EV battery charger Energy storage Inverter Combiner Box Residential and Commercial Transformers MV Switchgear Inverters Utility

Power-One is a global leader in solar inverters Broadest product portfolio, solid growth April 23, 2013

Power-One Key facts and figures April 23, 2013 Power Solutions Renewable Energy Solutions $432 $1’047 $1’017 $1’023 Founded in 1973, became public in 1997 Approximately 3,300 employees as of March 2013 $1 billion revenue (2012A) EBITDA range of 12% - 29% over past 3 years Main operations: Europe, North America and Asia Head office: Camarillo, California, U.S. Traded NASDAQ (PWER) Two divisions: Renewable Energy Solutions (3/4 of revenues) and Power Solutions (1/4) 129 715 697 743 303 332 319 280 0 200 400 600 800 1'000 1'200 2009 2010 2011 2012 Revenues in MUSD

Power-One Renewables: A customer driven unit Successful move towards a leading position April 23, 2013 Global solar PV inverter revenue shares Source: IMS Report Highly regarded technology No. 2 global inverter supplier Shipped 3.6 GW in 2012 1 million units installed base Presence and manufacturing in Europe, North America and Asia

Comprehensive and competitive solar inverter offering Covers all applications and regions April 23, 2013 Application Utility-scale Commercial Residential Power-One product offering Power Rating

Power-One Power Solutions offering April 23, 2013 Server, Storage & Networking (SSN-FE) Digital Board Mount (DC-BMP) Network Power Systems (NPS) Industrial & Transportation (IND) Servers Storage Networking Telecom Networking Telecom Process Control Test and Measurement Medical Equipment Military & Aerospace Rail & Transportation Wireless Base Station Wireline (COS) Enterprise Process Control Test and Measurement Medical Equipment Military & Aerospace Rail & Transportation

Power-One and ABB Together, we create a global solar PV inverter leader April 23, 2013

Power-One and ABB create strong solar inverter leader Highlights of strategic rationale April 23, 2013 Comprehensive offering for solar inverters and solutions Power-One complements ABB with the most extensive portfolio of products in the industry today Global reach to address rapidly developing markets ABB’s established presence in more than 100 countries ensures “first to market” benefits Bringing competencies together to create a global solar PV inverter leader Power-One: Inverter technology leader with fastest time to market track record ABB: A bankable global leader in power electronics and smart grids Power-One + ABB

April 23, 2013 Power-One and ABB: A great fit Complementary and unique combined portfolio ABB + Power-One = ABB+ Power-One Renewables Portfolio Solar Micro Inverters String Inverters – single phase String Inverters – three phase Central Inverters Turnkey Inverter Solutions Other Balance of System Components Wind Small Converters Generators, Converters, Solutions Monitoring / Control Storage (residential, utility) eMobility Infrastructure Service Present Strong

Executing on the ABB strategy Power-One scores on four strategic vectors April 23, 2013 Drive competitiveness and stay relevant in our current markets 1 Capitalize on megatrends: anticipate, participate, lead in key megatrends 2 Aggressively expand core business to secure next level of growth 3 Find and exploit disruptive opportunities in relevant markets 5 4 Disciplined M&A across products, markets and geographies ABB Group strategy Power-One fit Accelerates completion of ABB PV inverter portfolio Excellent position in fastest-growing renewable energy market Creates global sales and service opportunities for Power-One

Key value creation levers Proven integration approach into DM division April 23, 2013 Excellent combination to serve traditional and emerging markets in the solar PV inverter industry Accelerate global growth Competitive position: technology, innovation, scalability Continuity of high-performing and highly motivated technical and business teams Continuity in customer and market focus Power-One employees with key roles in integration and business leadership Realize growth and cost synergies without disrupting the business One plan with common set of performance metrics and incentives Low-risk integration Most comprehensive portfolio

Together, we create a global solar PV inverter leader April 23, 2013 Solar PV is an attractive industry in the long term with tremendous growth potential Current volatility may continue in the short term Time is right : “Power-One+ABB” will have a combined strong leadership position ready for future profitable growth Power-One and ABB A bankable leader in the long term $10+ billion solar inverter industry Strong technology with global sales and service network Platform accelerates growth especially in emerging markets Scores on all ABB strategic M&A vectors - products, markets, geography Aligned with Discrete Automation and Motion Division’s renewables focus Brings value to customers, shareholders and employees Strong market, technology and operational position of ABB’s $5+ billion power electronics portfolio

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For more information, call ABB’s and Power-One’s Investor Relations teams Or visit ABB’s website at www.abb.com/investorrelations Name Telephone E-mail Alanna Abrahamson Head of Investor Relations (Zurich) +41 43 317 3804 alanna.abrahamson@ch.abb.com John Fox +41 43 317 3812 john.fox@ch.abb.com Binit Sanghvi +41 43 317 3832 Binit.sanghvi@ch.abb.com Tatyana Dubina +41 43 317 3816 tatyana.dubina@ch.abb.com Annatina Tunkelo +41 43 317 3820 annatina.tunkelo@ch.abb.com Ruth Jaeger +41 43 317 3808 ruth.jaeger@ch.abb.com Larry Clark +1 310 478 2700 Investor.relations@power-one.com